UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2009

Date of reporting period: SEPTEMBER 30, 2009

ITEM 1.            REPORTS TO SHAREHOLDERS.

Annual Shareholder Report

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2009

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

September 30, 2009

Contents

Performance Summary	2
Portfolio Asset Allocation	3

Financial Statements

Report of Independent Registered Public Accounting Firm	4
Statement of Assets and Liabilities	5
Statement of Investments	6
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Notes to Financial Statements	15
Schedule of Changes in Investments in Affiliates	30

Supplemental Information (Unaudited)

Directors and Officers	31
Approval of Investment Management Agreement	36

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (September 1, 2004) through September 30, 2009

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)						IRR (2)
	2004*	2005	2006	2007	2008	2009	Inception-to-Date
Special Value Expansion Fund	1.5%	16.4%	17.7%	15.1%	-15.7%	4.7%	5.8%
Merrill Lynch US High Yield Index	1.4%	6.7%	7.9%	7.7%	-11.6%	22.9%	6.1%
S&P 500 Index, Total Return	1.1%	12.3%	10.8%	16.4%	-21.8%	-6.5%	1.2%

* Period from inception (September 1, 2004) through September 30, 2004

Past performance of Special Value Expansion Fund, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1) Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.  The Company's 2009 return includes the effect of the adoption of new accounting guidance permitting fair valuation of the Company's credit facility.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays.  The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	13.7%
Wired Telecommunications Carriers	13.5%
Plastics Product Manufacturing	10.0%
Activities Related to Credit Intermediation	8.4%
Data Processing, Hosting, and Related Services	8.3%
Other Electrical Equipment and Component Manufacturing	7.6%
Satellite Telecommunications	7.1%
Semiconductor and Other Electronic Component Manufacturing	2.1%
Computer and Peripheral Equipment Manufacturing	1.6%
Gambling Industries	1.4%
Alumina and Aluminum Production and Processing	1.4%
Offices of Real Estate Agents and Brokers	1.2%
Industrial Machinery Manufacturing	1.1%
Wired Telecommunications Carriers (except Satellite)	0.8%
Depository Credit Intermediation	0.8%
Management, Scientific, and Technical Consulting Services	0.8%
Full-Service Restaurants	0.7%
Non-Depository Credit Intermediation	0.5%
Electric Power Generation, Transmission and Distribution	0.4%
Securities and Commodity Contracts Intermediation and Brokerage	0.4%
Other Amusement and Recreation Industries	0.1%
Radio and Television Broadcasting	0.1%
Home Furnishings Stores	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	18.0%

Total	100.0%

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017 Tel: +1 213 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Special Value Expansion Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the statement of investments, as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2009, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Expansion Fund, LLC at  September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5 to the financial statements, on October 1, 2008, the Company changed its method of accounting for advances under its credit facility.

November 20, 2009

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

September 30, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $285,993,235)	$200,097,033
Affiliates (cost $102,163,568)	129,478,932
Controlled companies (cost $23,280,467)	5,749,829
Total investments (cost $411,437,270)	335,325,794

Cash and cash equivalents	73,577,850
Accrued interest income:
Unaffiliated issuers	3,622,245
Affiliates	46,663
Controlled companies	5,201
Receivable for investment sold	337,350
Other receivables	159,520
Dividend receivable from affiliated issuer	12,672
Prepaid expenses and other assets	71,410
Total assets	413,158,705

Liabilities
Credit facility payable, at fair value (cost $120,000,000)	117,937,531
Distributions payable	4,000,000
Payable for investments purchased	7,655,448
Unrealized depreciation on swaps	528,837
Interest payable	1,199,336
Management and advisory fees payable	233,825
Payable to affiliate	50,330
Accrued expenses and other liabilities	597,391
Total liabilities	132,202,698

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized,
953 shares issued and outstanding	47,650,000
Accumulated dividends on Series A and B preferred shares	94,179
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	9,369
Total preferred stock	47,909,548

Net assets applicable to common shareholders	$233,046,459

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding	$547
Paid-in capital in excess of par	324,408,964
Accumulated net investment income	7,391,900
Accumulated net realized loss	(24,147,670)
Accumulated net unrealized depreciation	(74,503,734)
Accumulated dividends to preferred shareholders	(103,548)
Net assets applicable to common shareholders	$233,046,459

Common stock, NAV per share	$426.24

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (51.01%)
Bank Debt (37.73%) (1)
Alumina and Aluminum Production and Processing (1.19%)
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11
(Acquired 6/25/09, Amortized Cost $28,796) (4), (13)	$169,386	$89,944	0.02%
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14
(Acquired 8/11/09, Amortized Cost $22,361,451) (4), (13)	$23,845,118	4,769,024	1.17%
Total Alumina and Aluminum Production and Processing		4,858,968

Basic Chemical Manufacturing (0.01%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $1,157,270)	$1,186,944	45,252	0.01%

Communications Equipment Manufacturing (6.91%)
Aspect Software, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7%, due 7/11/12
(Acquired 8/25/09, 8/26/09, 8/31/09, 9/2/09, 9/8/09, 9/10/09, and 9/11/09,
Amortized Cost $3,998,777)	$6,238,579	4,725,724	1.16%
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11
(Acquired 8/19/09, Amortized Cost $77,923)	$77,923	78,079	0.02%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10
(Acquired 12/05/08, Amortized Cost $1,406,080)	$1,406,080	1,386,043	0.34%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10
(Acquired 9/28/06 and 10/5/07, Amortized Cost $10,515,350)	$10,544,515	10,481,248	2.56%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $13,480,198)	$14,340,636	11,572,894	2.83%
Total Communications Equipment Manufacturing		28,243,988

Computer and Peripheral Equipment Manufacturing (1.64%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $6,697,739)	$7,441,932	6,725,646	1.64%

Data Processing, Hosting, and Related Services (5.36%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 5.75%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $5,647,645) (2)	$5,762,903	5,729,288	1.40%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 10.25%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $16,115,893) (2)	$16,361,312	16,177,248	3.96%
Total Data Processing, Hosting, and Related Services		21,906,536

Electric Power Generation, Transmission, and Distribution (0.03%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $1,227,816) (5)	$13,943,926	109,407	0.03%

Management, Scientific, and Technical Consulting Services (0.76%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16
(Acquired 8/1/08, Amortized Cost $3,051,740)	$3,082,566	3,105,685	0.76%

Offices of Real Estate Agents and Brokers (0.38%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17
(Acquired 9/30/09, Amortized Cost $3,614,458)	$3,614,458	3,772,590	0.92%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/13/07, 7/28/09, and 8/26/09, Amortized Cost ($1,177,380))	$12,228,916	(2,231,777)	(0.54)%
Total Offices of Real Estate Agents and Brokers		1,540,813

Other Electrical Equipment and Component Manufacturing (1.00%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $2,328,691) (2), (4)	$2,328,691	2,229,721	0.55%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Other Electrical Equipment and Component Manufacturing (continued)
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $2,077,151) (2), (4)	$2,077,151	$1,853,858	0.45%
Total Other Electrical Equipment and Component Manufacturing		4,083,579

Plastics Product Manufacturing (2.80%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $8,402,539) (2), (4)	$8,402,777	7,856,597	1.92%
WinCup Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10
(Acquired 9/18/08, Amortized Cost $3,474,224) (2), (4)	$3,474,224	3,613,193	0.88%
Total Plastics Product Manufacturing		11,469,790

Radio and Television Broadcasting (0.13%)
High Plains Broadcasting Operating Company, Term Loan, Prime + 4%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $129,936)	$142,787	111,553	0.03%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $492,047)	$540,711	422,431	0.10%
Total Radio and Television Broadcasting		533,984

Satellite Telecommunications (6.43%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 6% Cash + 2.5% PIK, due 6/30/10
(Acquired 6/6/06, Amortized Cost $11,794,774) (2)	$11,813,725	11,702,677	2.86%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $13,620,834) (2)	$14,009,693	14,591,095	3.57%
Total Satellite Telecommunications		26,293,772

Semiconductor and Other Electronic Component Manufacturing (2.02%)
Isola USA Corporation, Revolver, LIBOR + 4.75%, due 12/18/12
(Acquired 6/29/09, Cost $891,974)	$1,858,279	1,114,967	0.27%
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12
(Acquired 7/12/07, 11/19/07, and 6/29/09, Amortized Cost $4,036,004)	$5,394,607	3,371,629	0.82%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $14,661,398)	$15,133,531	3,783,383	0.93%
Total Semiconductor and Other Electronic Component Manufacturing		8,269,979

Wired Telecommunications Carriers (8.26%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
Prime + 5.25% Cash + 2% PIK, due 12/31/12
(Acquired 4/24/08, Amortized Cost $491,962)	$629,109	412,066	0.10%
Hawaiian Telcom Communications, Inc., Revolver, Prime + 1.25%, due 4/30/12
(Acquired 5/9/08, 5/16/08, and 9/29/09, Cost $1,480,220)	$2,043,515	1,273,790	0.31%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13
(Acquired 5/20/09 and 6/3/09, Amortized Cost $513,980)	$587,982	586,023	0.14%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 8.5% PIK, due 2/28/14
(Acquired 7/31/06, 4/22/09, and 6/17/09, Amortized Cost $13,678,846)	$15,782,070	10,105,785	2.47%
Integra Telecom, Inc., Term Loan, LIBOR + 11.5% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $19,435,386)	$19,435,386	2,225,352	0.55%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, 5/28/09, and 6/2/09, Amortized Cost $9,982,596)	$11,028,914	9,369,063	2.29%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Wired Telecommunications Carriers (continued)
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,892,017)	$8,892,017	$8,520,775	2.08%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $1,529,010) - (Netherlands) (7)	€1,113,961	1,288,362	0.32%
Total Wired Telecommunications Carriers		33,781,216

Wired Telecommunications Carriers (except Satellite) (0.81%)
Clearwire Corporation, 1st Lien Delayed Draw Term Loan,
LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Amortized Cost $1,540,531)	$1,644,374	1,605,835	0.39%
Clearwire Corporation, 1st Lien Term Loan, LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Amortized Cost $1,646,532)	$1,756,672	1,715,501	0.42%
Total Wired Telecommunications Carriers (except Satellite)		3,321,336

Total Bank Debt (Cost $209,304,408)		154,289,951

Other Corporate Debt Securities (13.28%)
Data Processing, Hosting, and Related Services (2.50%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17
(Acquired 6/17/09, Amortized Cost $9,023,460) (8)	$9,485,000	10,220,088	2.50%

Depository Credit Intermediation (0.51%)
Wells Fargo & Company, FDIC-Guaranteed Notes, 3%, due 12/9/11	$2,000,000	2,073,640	0.51%

Full-Service Restaurants (0.70%)
Landry's Restaurants, Inc., Senior Secured Notes, 14%, due 8/15/11
(Acquired 6/9/09, Amortized Cost $2,720,640) (8)	$2,834,000	2,840,291	0.70%

Gambling Industries (1.41%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18
(Acquired 4/15/09 and 6/25/09, Amortized Cost $8,897,209) (8)	$7,411,000	5,780,580	1.41%

Home Furnishings Stores (0.03%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (5)	$2,782,000	121,712	0.03%

Industrial Machinery Manufacturing (1.13%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $4,944,342) (8)	$5,632,000	4,623,872	1.13%

Non-Depository Credit Intermediation (0.50%)
General Electric Capital Corporation, FDIC-Guaranteed Notes, 1.8%, due 3/11/11	$500,000	505,370	0.12%
General Electric Capital Corporation, FDIC-Guaranteed Notes, 3.0%, due 12/9/11	$1,500,000	1,549,965	0.38%
Total Non-Depository Credit Intermediation		2,055,335

Offices of Real Estate Agents and Brokers (0.79%)
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$1,707,000	1,255,464	0.31%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$3,556,000	1,974,825	0.48%
Total Offices of Real Estate Agents and Brokers		3,230,289

Other Amusement and Recreation Industries (0.08%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $13,264,682) (5), (8)	$12,989,333	337,723	0.08%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Plastics Product Manufacturing (0.36%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (5)	$7,424,000	$890,880	0.22%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $6,811,237) (5), (8)	$6,973,000	587,824	0.14%
Total Plastics Product Manufacturing		1,478,704

Securities and Commodity Contracts Intermediation and Brokerage (0.37%)
Goldman Sachs Group Inc., FDIC-Guaranteed Notes, 1.7%, due 3/15/11	$500,000	504,545	0.12%
JP Morgan Chase & Company, FDIC-Guaranteed Notes, 1.65%, due 2/23/11	$1,000,000	1,011,920	0.25%
Total Securities and Commodity Contracts Intermediation and Brokerage		1,516,465

Wired Telecommunications Carriers (4.90%)
Global Crossing Limited, Senior Secured Notes, 12%, due 9/15/15
(Acquired 9/11/09, Amortized Cost $6,181,246) (8)	$6,311,000	6,624,467	1.62%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $16,133,980) - (Netherlands) (7), (8)	€11,651,336	13,390,181	3.28%
Total Wired Telecommunications Carriers		20,014,648

Total Other Corporate Debt Securities (Cost $85,791,591)		54,293,347

Total Debt Investments (Cost $295,095,999)		208,583,298

Equity Securities (31.00%)
Activities Related to Credit Intermediation (8.41%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $22,255,193) (2), (4), (5), (8), (10)	22,255,193	30,992,582	7.58%
Online Resources Corporation, Common Stock (4), (5), (6), (10)	549,555	3,390,754	0.83%
Total Activities Related to Credit Intermediation		34,383,336

Alumina and Aluminum Production and Processing (0.22%)
Revere Holdings Inc., Class A Common Stock
(Acquired 8/11/09, Cost $0) (4), (5), (8), (13)	910	-	-
Revere Holdings Inc., Class B Common Stock
(Acquired 8/11/09, Cost $0) (4), (5), (8), (13)	2,060	-	-
Revere Leasing LLC, Class A Units
(Acquired 8/11/09, Cost $272,761) (4), (5), (8), (13)	910	272,793	0.07%
Revere Leasing LLC, Class B Units
(Acquired 8/11/09, Cost $617,459) (4), (5), (8), (13)	2,060	618,068	0.15%
Total Alumina and Aluminum Production and Processing		890,861

Basic Chemical Manufacturing (0.00%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $2,255,196) (5), (8)	2,373,887	-	-

Communications Equipment Manufacturing (6.75%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $2,967,357) - (Canada) (5), (8)	3,037,033	2,935,292	0.72%
Gores I SF Luxembourg S.àr.1. Ordinary Shares
(Acquired 12/31/08, Cost $115,735) - (Luxembourg) (2), (4), (5), (7), (8), (10)	116,474	246,398	0.06%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
(Acquired 12/31/08, Cost $11,457,757) - (Luxembourg) (2), (4), (7), (8), (10)	11,530,912	24,401,854	5.97%
Total Communications Equipment Manufacturing		27,583,544

Data Processing, Hosting, and Related Services (0.42%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $681,620) (5), (8), (9)	708,885	1,658,791	0.40%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (continued)
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $27,265) (5), (8), (9)	28,355	$66,351	0.02%
Total Data Processing, Hosting, and Related Services		1,725,142

Depository Credit Intermediation (0.29%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $4,151,971) (5), (8)	319,060	1,180,760	0.29%

Electric Power Generation, Transmission and Distribution (0.41%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05, 12/19/05, and 11/12/08, Cost $4,628,644) (5), (8)	9,740	1,680,150	0.41%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05, 12/19/05, and 11/12/08, Cost $808,945) (5), (8)	3,929	11,787	-
Total Electric Power Generation, Transmission and Distribution		1,691,937

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $822,739) (5), (8)	157,119	64,812	0.02%

Other Electrical Equipment and Component Manufacturing (6.56%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $16,009,993) (2), (4), (5), (8), (10), (11)	854,400	26,828,160	6.56%

Plastics Product Manufacturing (6.86%)
Pliant Corporation, Common Stock
(Acquired 07/19/06, Cost $91) (5), (8), (12)	217	-	-
Pliant Corporation, 13% PIK, Preferred Stock (5)	2,870	-	-
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $7,163,929) (5), (8)	7,874,163	-	-
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $60,966) (5), (8)	30	-	-
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $628,814) (5), (8)	305	-	-
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (5), (8)	1	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (5), (8)	1	-	-
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $31,020,365) (2), (4), (5), (8), (10)	31,020,365	28,065,815	6.86%
Total Plastics Product Manufacturing		28,065,815

Satellite Telecommunications (0.71%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $508,737) (2), (5), (8)	39,225	2,895,590	0.71%

Semiconductor and Other Electronic Component Manufacturing (0.04%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $1,630,062) (5), (8)	969,092	148,368	0.04%

Wired Telecommunications Carriers (0.31%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $2,439,543) - (Cayman Islands) (5), (7), (8)	1,779,000	1,284,171	0.31%

Total Equity Securities (Cost $116,341,270)		126,742,496

Total Investments (Cost $411,437,270) (14)		335,325,794

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Cash and Cash Equivalents (17.99%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.03%,
Collateralized by Federal Home Loan Bank Note	$6,740,987	$6,740,987	1.65%
Citicorp, Commercial Paper, 0.28%, due 10/1/09	$4,000,000	4,000,000	0.98%
Union Bank of California, Commercial Paper, 0.02%, due 10/1/09	$4,000,000	4,000,000	0.98%
Union Bank of California, Commercial Paper, 0.03%, due 10/1/09	$15,000,000	15,000,000	3.67%
General Electric Capital Corporation, Commercial Paper, 0.17%, due 10/2/09	$2,000,000	1,999,991	0.49%
American Express Corporation, Commercial Paper, 0.05%, due 10/7/09	$16,000,000	15,999,867	3.91%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 10/7/09	$2,000,000	1,999,990	0.49%
General Electric Capital Corporation, Commercial Paper, 0.08%, due 10/8/09	$3,000,000	2,999,953	0.73%
Toyota Motor Credit Corporation, Commercial Paper, 0.11%, due 10/8/09	$10,000,000	9,999,805	2.45%
General Electric Capital Corporation, Commercial Paper, 0.14%, due 10/13/09	$10,000,000	9,999,533	2.44%
Cash Denominated in Foreign Currencies (Cost $57,244)	€89,722	131,353	0.03%
Cash Held on Account at Various Institutions	$706,371	706,371	0.17%
Total Cash and Cash Equivalents		73,577,850

Total Cash and Investments		$408,903,644	100.00%

Notes to Statement of Investments

(1) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2) Priced using one or more independent third-party pricing services.

(3) Average quote obtained from multiple broker-dealers.

(4) Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(5) Non-income producing security.

(6) Priced at NASDAQ closing price.

(7) Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(8) Restricted security.

(9) Priced by the investment manager.

(10) Investment is not a controlling position.

(11) The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common  equity by the issuer.

(12) The Company may demand registration of the shares as part of a majority (by interest) of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(13) Issuer is a controlled company.

(14) Includes investments with an aggregate fair value of $23,566,777 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $62,789,492 and $103,496,236, respectively.
Aggregate purchases include investment assets received as payment in kind.  Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2009 was $322,046,719 or 78.76% of total cash and investments of the Company.

Swaps at September 30, 2009 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$ 6,560,548	$ (528,837)

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations

Year Ended September 30, 2009

Investment income
Interest income:
Unaffiliated issuers	$23,653,703
Affiliates	1,638,224
Controlled companies	169,650
Dividend income:
Unaffiliated issuers	26,781
Affiliates	12,672
Other income	247,048
Total investment income	25,748,078

Operating expenses
Management and advisory fees	3,004,425
Interest expense	2,436,325
Legal fees, professional fees and due diligence expenses	671,475
Commitment fees	490,739
Credit enhancement fees	406,497
Director fees	168,000
Custody fees	100,000
Insurance expense	91,802
Other operating expenses	846,725
Total expenses	8,215,988

Net investment income	17,532,090

Net realized and unrealized loss
Net realized loss from investments in unaffiliated issuers	(10,783,201)

Net change in net unrealized depreciation on:
Investments and foreign currency	(24,326,327)
Credit facility	(14,546,078)
Net change in unrealized depreciation	(38,872,405)

Net realized and unrealized loss	(49,655,606)

Gain on retirement of Series A and B preferred shares	29,054,250

Distributions to preferred shareholders	(2,245,156)
Net change in reserve for distributions to preferred shareholders	169,519

Net decrease in net assets applicable to common shareholders
resulting from operations	$(5,144,903)

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended September 30,
	2009	2008

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, end of prior year	$232,808,517	$313,129,203
Adjustment for change in accounting principle - credit facility fair valuation (Note 5)	15,382,845	-
Net assets applicable to common shareholders, beginning of year, adjusted	248,191,362	313,129,203

Net investment income	17,532,090	44,620,560
Net realized loss	(10,783,201)	(12,070,288)
Net change in unrealized depreciation	(38,872,405)	(73,780,590)
Gain on retirement of Series A and B preferred shares	29,054,250	-
Distributions to preferred shareholders from net investment income	(1,843,337)	(6,318,235)
Distributions to preferred shareholders from net realized gains on investments	(401,819)	-
Net change in reserve for distributions to preferred shareholders	169,519	227,867
Net decrease in net assets applicable to common shareholders resulting
from operations	(5,144,903)	(47,320,686)

Distributions to common shareholders from:
Net investment income	(8,926,171)	(33,000,000)
Net realized gains	(1,073,829)	-
Total distributions to common shareholders	(10,000,000)	(33,000,000)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $7,391,900 and $1,908,443,
respectively)	$233,046,459	$232,808,517

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

Year Ended September 30, 2009

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(5,144,903)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss from investments in unaffiliated issuers	10,783,201
Net change in unrealized depreciation on investments	24,391,384
Net change in unrealized depreciation on credit facility	14,546,078
Gain on retirement of Series A and B preferred shares	(29,054,250)
Distributions paid to preferred shareholders	2,245,156
Net change in reserve for distributions to preferred shareholders	(169,519)
Accretion of original issue discount	(181,218)
Net amortization of market discount/premium	(282,623)
Income from paid in-kind capitalization	(7,436,016)
Changes in assets and liabilities:
Purchases of investments	(55,353,476)
Proceeds from sales, maturities and paydowns of investments	103,496,236
Decrease in accrued interest income - unaffiliated issuers	1,910,843
Decrease in accrued interest income - affiliates	20,884
Increase in accrued interest income - controlled companies	(5,201)
Decrease in receivable for investments sold	4,805,595
Decrease in other receivables	514,348
Increase in dividend receivable from affiliated issuer	(12,672)
Increase in prepaid expenses and other assets	(23,616)
Increase in payable for investments purchased	7,148,761
Decrease in management and advisory fees payable	(66,175)
Increase in interest payable	1,161,607
Increase in payable to affiliate	902
Decrease in accrued expenses and other liabilities	(386,474)
Net cash provided by operating activities	72,908,852

Financing activities
Repurchase of Series A and B preferred shares	(23,295,750)
Proceeds from draws on credit facility	192,000,000
Principal repayments on credit facility	(185,000,000)
Distributions paid to common shareholders	(6,000,000)
Distributions paid to preferred shareholders	(2,245,156)
Net cash used in financing activities	(24,540,906)

Net increase in cash and cash equivalents	48,367,946
Cash and cash equivalents at beginning of year	25,209,904
Cash and cash equivalents at end of year	$73,577,850

Supplemental cash flow information
Interest payments	$1,274,718

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

September 30, 2009

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004.  Investment operations commenced and initial funding was received on September 1, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.  GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of three persons, two of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of September 30, 2009, total maximum capitalization of the Company was approximately $467.8 million, consisting of $300 million of committed common equity, approximately $47.7 million of Series A and B preferred shares (“APS”), $120 million under a senior secured revolving credit facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of these investments are included in the collateral for the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.  The cost of the surety polices is 0.11% for unutilized portions of the APS and the Senior Facility, and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A and B Preferred Capital

At September 30, 2009, the Company had 953 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  The APS are redeemable at the option of the Company, subject to certain limitations.  Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of September 30, 2009, the Company was in full compliance with such requirements. During the fourth calendar quarter of 2008, the Company repurchased and retired 1,047 shares of APS. A gain of approximately $29 million on the retirement of these shares is reflected in the Statement of Operations.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2009, the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Subsequent events have been evaluated through November 20, 2009, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

On October 1, 2008, the Company adopted new accounting guidance on fair value measurements which defines fair value, expands disclosures about fair value measurements, and establishes a hierarchy that prioritizes the inputs used to measure fair value. The adoption of this guidance did not have a material impact on the Company’s financial statements.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

investment in its entirety.  At September 30, 2009, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$3,390,754
2	Other observable market inputs*	33,557,761	34,462,867	1,180,760
3	Independent third-party pricing sources that employ significant unobservable inputs	120,454,760	18,014,053	119,406,611
3	Internal valuations with significant unobservable inputs	277,430	1,816,427	2,764,371
Total		$154,289,951	$54,293,347	$126,742,496

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the year ended September 30, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$$182,883,924	$16,677,627	$92,294,085
Net realized and unrealized gains (losses)	(36,851,897)	(757,479)	19,107,763
Net acquisitions and dispositions	(33,986,998)	2,093,905	5,128,314
Net transfers into (out of) category	8,409,731	-	2,876,449
Ending balance	$120,454,760	$18,014,053	$119,406,611

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(40,276,367)	$(757,479)	$24,544,615

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$328,891	$890,173	$5,215,614
Net realized and unrealized gains (losses)	(158,180)	(9,598,417)	(3,040,982)
Net acquisitions and dispositions	106,719	(10,700)	589,739
Net transfers into (out of) category	-	10,535,371	-
Ending balance	$277,430	$1,816,427	$2,764,371

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(158,180)	$(9,598,417)	$(3,040,982)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.  For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest in instruments that are subject to legal or contractual restrictions on resale.  These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered.  Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies.  At September 30, 2009, the Company had foreign currency denominated investments with an aggregate market value of approximately 9.9% of the Company’s total investments.  Such positions were converted at the closing rate in effect at September 30, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains or losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Securities and bank debt of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain forward contracts and swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.  Risks may arise upon entering into these

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Gains and losses from derivative transactions during the year ended September 30, 2009 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Derivative	Realized	Unrealized
Cross currency basis swaps	$(1,133,279)	$2,998,438
Forward currency contracts	40,213	76,892

The Company had no forward contracts outstanding at September 30, 2009.  Valuations of open swap transactions at September 30, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(528,837)

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility.  These costs were deferred and were being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method was not material to the Company’s operations.  On October 1, 2008, in accordance with the Company’s adoption of  new accounting guidance that permitted the Company to begin recording its debt at fair value, all remaining debt issuance costs were written off and recorded as a change in accounting principle.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method.  However, GAAP also requires the Company to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2009, all tax years beginning October 1, 2005 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.  At September 30, 2009, the Company reclassified $29,054,250 in gains recognized on the retirement of certain of the APS from accumulated net realized gains to paid-in capital, and $53,423 in foreign currency losses from accumulated net realized gains to accumulated net investment income.  Temporary differences are attributable to the $4 million distribution payable at year-end, differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of September 30, 2009, the tax basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of the investments of the Company were as follows:

Undistributed ordinary income	$13,949,378
Capital loss carryforwards	20,003,362
Post-October capital loss deferrals	4,144,308
Post-October currency loss deferrals	573,718

Unrealized appreciation	47,211,394
Unrealized depreciation	(123,851,706)
Net unrealized depreciation	(76,640,312)

Cost of investments	411,437,270

The Company’s capital loss carryforwards will be used to offset capital gains in succeeding taxable years, and will not expire prior to the dissolution of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

The tax character of distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	2009	2008
Common distributions:
Ordinary income	$4,926,171	$33,000,000
Long-term capital gains	1,073,829	-
Total common distributions	$6,000,000	$33,000,000

Preferred distributions:
Ordinary income	$1,843,337	$6,318,235
Long-term capital gains	401,819	-
Total preferred distributions	$2,245,156	$6,318,235

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”).  After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of September 30, 2009, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

3.  Distributions and Performance Fees (continued)

of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of September 30, 2009, the Company had declared $125,960,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.96% for the year ended September 30, 2009.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding.  In connection with the reduction in the size of the Company’s credit facility and the retirement of certain of the APS, the Investment Manager reduced its management fee to 0.60% of the reduced capital structure effective January 1, 2009.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $120 million at September 30, 2009, and will be reduced periodically until the maturity of the Senior Facility on June 5, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 0.43% per annum or the lenders’ cost of funds plus 0.43% per annum, not to

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

5.  Senior Secured Revolving Credit Facility (continued)

exceed LIBOR plus 0.63% per annum.  Beginning December 10, 2008, advances accrue an additional fee of 1.82% per annum.  The weighted-average interest rate, including the additional fee, on outstanding borrowings at September 30, 2009 was 2.49%. The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $1,325 per day when the outstanding borrowings are less than $90,000,000.

On October 1, 2008, the Company adopted new accounting guidance that permitted the Company to begin recording its Senior Facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s financial position and results of operations as a whole.  At September 30, 2009, outstanding advances under the Senior Facility exceeded their fair value by approximately $2.1 million, as reflected in the Company’s statement of assets and liabilities.  The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.  In connection with the adoption of this guidance, the Company recognized an unrealized gain of approximately $16.6 million on October 1, 2008, offset by a write-off of the Company’s remaining deferred debt issuance costs of approximately $1.2 million.  This net gain is included in the Statement of Changes in Net Assets as an adjustment to opening net assets.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian.  These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $15 million. These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million.  This amount was increased to approximately $3 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of September 30, 2009.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

8. Financial Highlights

	Year Ended September 30,
	2009	2008	2007	2006	2005

Per Common Share:(1)
Net asset value, end of prior year	$425.80	$572.71	$574.80	$550.96	$509.44
Adjustment for change in accounting principle -
credit facility fair valuation	28.14	-	-	-	-
Net asset value, beginning of year, adjusted	453.94	572.71	574.80	550.96	509.44

Investment operations:
Net investment income	32.07	81.61	42.84	50.20	8.43
Net realized and unrealized gain (loss)	(90.82)	(157.02)	50.99	54.11	79.06
Gain on retirement of Series A and B
preferred shares	53.14	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(3.37)	(11.56)	(3.26)	(7.23)	(2.92)
Realized gains	(0.74)	-	(6.39)	(1.71)	(1.34)
Net change in reserve for distributions to
preferred shareholders	0.31	0.42	(0.52)	(0.56)	(1.16)
Total from investment operations	(9.41)	(86.55)	83.66	94.81	82.07

Distributions to common shareholders from:
Net investment income	(16.33)	(60.36)	(27.17)	(55.75)	(22.71)
Net realized gains on investments	(1.96)	-	(53.26)	(15.22)	(10.41)
Returns of capital	-	-	(5.32)	-	-
Total distributions to common shareholders	(18.29)	(60.36)	(85.75)	(70.97)	(33.12)

Decrease in net assets from equity placement and
offering costs charged to paid-in-capital	-	-	-	-	(7.43)
Net asset value, end of year	$426.24	$425.80	$572.71	$574.80	$550.96

Return on invested assets (2)	(1.8)%	(7.1)%	16.1%	20.2%	28.3%

Gross return to common shareholders	(1.9)%	(16.4)%	19.1%	22.5%	20.2%
Performance fees / fee adjustment	-	0.7%	(4.0)%	(4.8)%	(3.8)%
Adjustment for change in accounting principle -
credit facility fair valuation	6.6%	-	-	-	-
Total return to common shareholders (3)	4.7%	(15.7)%	15.1%	17.7%	16.4%

Ratios and Supplemental Data:
Ending net assets applicable to common
shareholders	$233,046,459	$232,808,517	$313,129,203	$314,270,127	$138,820,731
Net investment income / average
common equity (4)	8.0%	16.4%	7.3%	9.2%	1.4%

Total expenses / average common equity (4)
Operating expenses	3.7%	4.3%	4.6%	4.4%	5.8%
Performance fees	-	(0.9)%	3.6%	3.9%	3.8%
Total expenses / average common equity	3.7%	3.4%	8.2%	8.3%	9.6%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

8. Financial Highlights (continued)

	Year Ended September 30,
	2009	2008	2007	2006	2005

Ratios and Supplemental Data (continued):
Portfolio turnover rate	19.8%	34.6%	50.3%	27.4%	13.7%
Weighted-average debt outstanding (par)	$81,078,082	$127,017,760	$141,498,630	$64,024,658	$9,479,452
Weighted-average interest rate	3.0%	4.2%	5.9%	5.3%	3.4%
Weighted-average number of shares	546,750	546,750	546,750	392,502	202,102
Average debt per share	$148.29	$232.31	$258.80	$163.12	$46.90

Annualized Inception-to-Date Performance Data as of September 30, 2009:
Return on common equity (3)	7.0%
Return on invested assets (2)	12.1%
Internal rate of return (5)	5.8%

Asset Coverage:
	September 30,
	2009	2008	2007	2006	2005
Series A Preferred Stock:
Shares outstanding	77	700	700	700	700
Involuntary liquidation value per share	$50,041	$50,061	$50,326	$50,037	$50,022
Asset coverage per share	$118,036	$104,649	$113,131	$137,139	$113,025

Series B Preferred Stock:
Shares outstanding	876	1,300	1,300	1,300	-
Involuntary liquidation value per share	$50,104	$50,168	$50,210	$50,140	n/a
Asset coverage per share	$118,185	$104,872	$112,870	$137,423	n/a

Series S Preferred Stock:
Shares outstanding	-	-	-	-	-
Involuntary liquidation value per share	n/a	n/a	n/a	n/a	n/a
Asset coverage per share	n/a	n/a	n/a	n/a	n/a

Series Z Preferred Stock:
Shares outstanding	312	312	312	312	312
Involuntary liquidation value per share	$530	$540	$500	$531	$544
Asset coverage per share	$1,250	$1,129	$1,124	$1,455	$1,229

Senior Secured Revolving Credit Facility:
Debt outstanding	$120,000,000	$113,000,000	$150,000,000	$80,000,000	$75,000,000
Asset coverage per $1,000 of debt
outstanding	$3,291	$3,948	$3,755	$6,175	$3,319

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2009

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in early periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while  the Company was ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)

Year Ended September 30, 2009

Investment	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year

EaglePicher Holdings, Inc., Common Stock	$26,559,024	$-	$-	$26,828,160
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	2,269,275	-	(23,702)	2,229,721
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	2,033,184		-	1,853,858
Gores I SF Luxembourg S.àr.1. Ordinary Shares	-	115,735	-	246,398
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	-	11,457,757	-	24,401,854
Online Resources Corporation, Series A-1 Convertible Preferred Stock	24,091,246	-	-	30,992,582
Online Resources Corporation, Common Stock	4,270,042	-	-	3,390,754
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11	-	28,796	-	89,944
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	-	22,361,451	-	4,769,024
Revere Holdings Inc., Class A Common Stock	-	-		-
Revere Holdings Inc., Class B Common Stock	-	-		-
Revere Leasing LLC, Class A Units	-	272,761	-	272,793
Revere Leasing LLC, Class B Units	-	617,459	-	618,068
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10.0% PIK, due 5/31/10	6,537,889	800,581	-	7,856,597
WinCup, Inc., Common Stock	16,795,305	-	-	28,065,815
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	3,011,870	506,865	-	3,613,193

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance.  Each Director and executive officer serves for an indefinite term.  Correspondence for each Director or officer may be sent to:  c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California  90405.

1.  Independent Directors

Name (Age at September 30, 2009)
Principal Occupation(s)

Richard P. Bermingham (70)
- Year of Election or Appointment:  2004
- Director and Chairman of the Audit Committee of the Company.  Mr. Bermingham retired in 1994 as CEO and President of Sizzler International, which was a $1 billion fast food enterprise. His career started at Sizzler as Vice President of Finance, having joined them after five years as an auditor with Arthur Andersen.  During the past several years, Mr. Bermingham has been engaged in real estate development and investing activities as a private investor.  He currently serves as a Director and Audit Committee Chairman of EaglePicher Corp and is a Director of Joe’s Crab Shack.  He also serves as Chairman of the Board of Directors of Human Touch, and as Lead Director of Herbalife International of America.  Mr. Bermingham has previously served as Vice Chairman of the Board of Directors of American Golf Corporation and as a Director and Audit Committee Chairman of Farr Company, National Golf Properties, American Coin Merchandising, and Genius Products.  He has also served as a Director of Sizzler International, Inc., Collins Foods International, Inc., the California Restaurant Association, Sanwa Bank, University of Colorado Foundation and Business School, Chief Executives Organization, Jordano’s, Inc., and the Boy Scouts of America. He is a graduate of the University of Colorado.  Mr. Bermingham oversees one portfolio in the fund complex.

Harold T. Bowling (74)
- Year of Election or Appointment:  2004
- Director and Audit Committee Member of the Company.  Mr. Bowling retired in 1997 as President of Lockheed Martin Aeronautics International, previously serving as Director of Strategic Planning and Vice President, Corporate Development, where he was responsible for all merger and acquisition activity. He has a degree in aeronautical engineering from the Georgia Institute of Technology, where he was recently elected to

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

the Engineering Hall of Fame.  He also has an M.B.A. from Georgia State University. Mr. Bowling is a Director and the Vice Chairman of Alabama Aircraft Industries, Inc. and is Chairman of both its Compensation and its Strategic Planning Committees. Also, he is a member of the Foundation Board of St. Joseph Hospital.  Mr. Bowling oversees one portfolio in the fund complex.

2.  Interested Directors and Officers

Name (Age)
Principal Occupation(s)

Michael E. Tennenbaum (74)
- Year of Election or Appointment:  2006
- Authorized Person of the Company.  Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of TCP.  Prior to founding TCP in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of both public and private companies.  His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, a Director of the Los Angeles World Affairs Council, a Board member of The RAND Center for Asia Pacific Policy, a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA.  He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority.  He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.  He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus.  He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech’s College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

Mark K. Holdsworth (44)
- Year of Election or Appointment:  2004
- Authorized Person of the Company.  Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group.  Mr. Holdsworth currently serves as Vice Chairman of EaglePicher Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world.  He is also a National Trustee of the Boys and Girls Clubs of America.  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (42)
- Year of Election or Appointment:  2006
- Authorized Person of the Company.  Mr. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee.  Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Prior to that, Mr. Leitner served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale.  Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Anacomp, Inc., ITC^DeltaCom, Inc., Online Resources, Integra Telecom, Inc. and WildBlue Communications.  Mr. Leitner is also on the board of Ticketmaster, Inc., and is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Howard M. Levkowitz (42)
- Year of Election or Appointment:  2004
- Director, President and Authorized Person of the Company.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine.  Mr. Levkowitz serves as President of TCP’s Opportunity Funds and head of TCP’s public markets investments. He has served on the boards of both public and private companies and currently serves on the board of Doral Financial Corporation.  He has also served on a number of formal and informal creditor committees.  Mr. Levkowitz is active in a number of charitable and philanthropic activities, recently serving as president of a private elementary school. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees six portfolios in the fund complex as a director.

Hugh Steven Wilson (61)
- Year of Election or Appointment:  2005
- Chief Executive Officer and Authorized Person of the Company.  Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP.  Prior to joining TCP in 2005, Mr. Wilson retired from the international law firm of Latham & Watkins.  While with Latham & Watkins, he had served as Tennenbaum Capital Partners’ primary outside counsel since its inception.  While still a senior partner with Latham & Watkins, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group.  He is currently Chairman of the Board of Directors of International Wire Group, Inc., Vice Chairman of Burford Capital Limited, and a Director of Alabama Aircraft Industries, Inc.  He received a J.D. from the University of Chicago Law School, where he was a member of the law review and Order of the Coif.  Mr. Wilson also received a Master of Laws degree from Harvard Law School and a B.A. in Political Science from Indiana University.

Paul L. Davis (35)
- Year of Election or Appointment:  2008
- Chief Financial Officer of the Company.  Mr. Davis also serves as Vice President, Finance of TCP.  Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Elizabeth Greenwood (46)
- Year of Election or Appointment:  2007 as Secretary, 2008 as Chief Compliance Officer
- Chief Compliance Officer and Secretary of the Company.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

David A. Hollander (48)
- Year of Election or Appointment:  2004
- Authorized Person of the Company.  Mr. Hollander also serves as Partner at TCP, focusing on private placement investments and restructurings, and is a member of TCP’s Investment Committee.  Prior to joining TCP, he was an attorney for sixteen years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees.  He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Pedro M. Urrutia (35)
- Year of Election or Appointment:  2008
- Chief Operating Officer of the Company.  Mr. Urrutia also serves as Controller and Vice President of Financial Operations of TCP.  Prior to beginning employment at TCP in 2000, he served in various accounting and operational roles at Wells Fargo, Trust Company of the West, and First Quadrant.  Mr. Urrutia received a B.A. in Business-Economics, with a concentration in Accounting, from the University of California at Santa Barbara.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

On May 6, 2009, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement (the “Management Agreement”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreement, the Independent Directors reviewed materials provided by the Investment Manager, fund counsel and independent counsel.  The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager.  The Independent Directors reviewed the services that the Investment Manager provides to the Company.  The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures.  In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s staff.  They also took into consideration the Investment Manager’s quality of service and noted its longevity in the industry.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily in light of the extremely adverse market conditions during 2008.  The Independent Directors discussed the circumstances surrounding the performance of the Company as well as actions to be taken and prospects for improved performance in the future.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement (Continued)
(Unaudited)

of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report.  The Independent Directors also noted the types of expenses for which the Company or the Investment Manager is responsible.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager.  The Independent Directors noted that the Investment Manager and its affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company.  The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties.  The Independent Directors also found that the Investment Manager had the financial resources necessary to continue to carry out its functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale.  In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreement, no single factor was determinative to the decision of the Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of the Management Agreement.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer.  A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Richard P. Bermingham is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $55,275 for fiscal year 2009 and $56,168 for fiscal year 2008.

(b)           Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were:  $0 in 2009 and $794 in 2008.  The services comprising such fees included consultation regarding certain accounting issues.

(c)           Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:  $38,768 in 2009 and $38,000 in 2008. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)           All Other Fees.  Not applicable.

(e) (1)      Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)(2)       Not applicable.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $38,768 for fiscal year 2009 and $38,794 for fiscal year 2008.

(h)           The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940  (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents.  In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)(1)       The four persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, and Michael E. Tennenbaum (together, the “Portfolio Managers”).  The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.

(a)(2)       Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other Accounts”) managed by Tennenbaum Capital Partners, LLC (the “Investment Manager”), comprised of five other registered investment companies with combined assets of $2,766.5 million and two other pooled investment vehicles with combined assets of $17.6 million, each as of September 30, 2009.  The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other Accounts, on the other, include the following:

The Other Accounts generally invest in assets eligible for purchase by the Registrant.  The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other Accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other Accounts.  In general, and except with respect to any of the Other Accounts that are being wound down or are feeder funds of one of the Other Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates.  Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant.  In certain cases, investment opportunities may be made other than on a pro rata basis.  For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it.  The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other Accounts.  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)(3)       Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager.  Additionally, each of the Portfolio Managers receives fixed periodic distributions from the Investment Manager.  Further, each of the Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment company that pays performance fees.  Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”).  Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”).  Each of the Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein.  Mr. Leitner does not currently have equity interests in the Managing Members.  Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities.  Mr. Tennenbaum is the managing member of TCO.  Each of the Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.  TCO may be reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other Accounts for the reasonable business use of a private aircraft.  The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

(a)(4)       The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at September 30, 2009 is as follows:

Mark K. Holdsworth	$10,001-$50,000
Michael E. Leitner	none
Howard M. Levkowitz	$10,001-$50,000
Michael E. Tennenbaum	$100,001-$500,000

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.	EXHIBITS.

(a) (1)      Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)       Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By:  /s/ Hugh Steven Wilson
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Hugh Steven Wilson
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  November 30, 2009

By:  /s/ Paul L. Davis
Name:  Paul L. Davis
Title:  Chief Financial Officer
Date:  November 30, 2009